Exhibit 10.4


                                 AMENDMENT NO. 1
                            DATED AS OF JUNE 18, 2003


                                       TO


                          SOLD SUBI SUPPLEMENT 1999-1B
                         TO ORIGINATION TRUST AGREEMENT



                                      AMONG


                               RAVEN FUNDING LLC,
                       AS SETTLOR AND INITIAL BENEFICIARY,


                      PHH VEHICLE MANAGEMENT SERVICES, LLC,
                          AS UTI TRUSTEE AND SERVICER,

                                       AND

                            WILMINGTON TRUST COMPANY,
                      AS DELAWARE TRUSTEE AND SUBI TRUSTEE


                            DATED AS OF JUNE 30, 1999

          AMENDMENT NO. 1, dated as of June 18, 2003 (the "Amendment No. 1"), to SOLD SUBI SUPPLEMENT 1999-1B to ORIGINATION TRUST AGREEMENT, dated as of June 30, 1999, among Raven Funding LLC, a special purpose limited liability company established under the laws of Delaware ("SPV"), as Settlor and Initial Beneficiary, PHH Vehicle Management Services, LLC, a limited liability company established under the laws of Delaware ("VMS"), as UTI Trustee and Servicer, and Wilmington Trust Company, as Delaware Trustee and SUBI Trustee, (the "Trustee").

                              W I T N E S S E T H:

          WHEREAS, the SPV, VMS and the Trustee are parties to a Sold SUBI Supplement 1999-1B to Origination Trust Agreement, dated as of June 30, 1999 (the "Fleet Receivable SUBI Supplement");

          WHEREAS, the SPV, VMS and the Trustee desire to amend certain terms of the Fleet Receivable SUBI Supplement; and

          WHEREAS, the SPV, VMS and the Trustee have duly authorized the execution and delivery of this Amendment No. 1.

          NOW, THEREFORE, for and in consideration of the premises, and other good and valuable consideration the receipt and sufficiency of which are acknowledged, it is mutually covenanted and agreed, that the Fleet Receivable SUBI Supplement be amended and supplemented as follows:

          SECTION 1: CERTAIN DEFINED TERMS

          Certain capitalized terms used herein, and not defined herein, shall have the respective meanings assigned to such terms in the Fleet Receivable SUBI Supplement, as the same may be amended, supplemented or otherwise modified from time to time.

          SECTION 2: AMENDMENT TO SECTION 11.3(c) OF THE FLEET RECEIVABLE SUBI SUPPLEMENT

          Section 11.3(c) is hereby replaced in its entirety by the following new Section 11.3(c):

          "(c) The Class X 1999-1B Sold SUBI Certificate represents the right to the Class X 1999-1B Invested Amount and the Class Y 1999-1B Sold SUBI Certificate represents the right to the Class Y 1999-1B Invested Amount, after the holder of the Class X 1999-1B Sold SUBI Certificate shall have received the Class X 1999-1B Invested Amount. For the purposes of this 1999-1B Sold SUBI Supplement, (i) "Class X 1999-1B Invested Amount" means for each Monthly Period, an amount equal to the lesser of (x) $120,000,000 and (y) the Aggregate Receivables Amount as of the close of business on the first day of such Monthly Period, (ii) "Class Y 1999-1B Invested Amount" means, for any Monthly Period, an amount equal to the excess, if any, of (x) the Aggregate Receivables Amount as of the close of business on the first day of such Monthly Period over

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          (y) $120,000,000,  and (iii) the "Aggregate  Receivables Amount" as of
          any date is equal to the sum for all Eligible Receivables held by the Trust on such date of the amounts owing by the Obligors thereunder as of such date. A list identifying the Obligors with respect to the Fleet Receivables as of June, 24, 1999 is attached hereto as Schedule
          I. The UTI Trustee hereby identifies and allocates as 1999-1B Sold SUBI Assets such portfolio of SUBI Assets, such SUBI Assets to be identified on the books and accounts of the Origination Trust as belonging exclusively to the 1999-1B Sold SUBI Portfolio."

          SECTION 3: MISCELLANEOUS

          Section 3.1: Duplicate Originals. The parties may sign any number of copies of this Amendment No. 1. One signed copy is enough to prove this Amendment No. 1.

          Section  3.2:  Ratification  and  Effect.  The Fleet  Receivable  SUBI
Supplement, as amended and supplemented by this Amendment No. 1, is in all respects ratified and confirmed, shall continue to be in full force and effect, and shall be read, taken and construed as one and the same instrument.

          Section 3.3: GOVERNING LAW. THIS AMENDMENT NO. 1 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF DELAWARE.

          Section 3.4: Headings. The various headings in this Amendment No. 1 are for purposes of reference only and shall not affect the meaning or interpretation of any provision of this Amendment No. 1.

          Section 3.5: Counterparts. This Amendment No. 1 may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

          Section 3.6: Severability of Provisions. If any one or more of the covenants, agreement, provisions or terms of this Amendment No. 1 shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed enforceable to the fullest extent permitted, and if not so permitted, shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment No. 1 and shall in no way affect the validity or enforceability of the other provisions of this Amendment No. 1.

          IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to be duly executed as of the day and year first written above.



                              RAVEN FUNDING LLC



                              By: /s/ Joseph W. Weikel
                                 -----------------------------------------------
                                      Manager



                              CHESAPEAKE FUNDING LLC, as holder of the Class X 1999-1B Sold SUBI Certificate



                              By: /s/ Joseph W. Weikel
                                 -----------------------------------------------
                                      Manager





                              JPMORGAN CHASE BANK, as pledgee of the
                              Class X 1999-1B Sold SUBI Certificate



                              By: /s/ Connie Cho
                                 -----------------------------------------------
                                      Trust Officer

                              PHH Vehicle Management Services, LLC, as UTI
                              Trustee



                              By: /s/ Joseph W. Weikel
                                 -----------------------------------------------
                                      Senior Vice President and Assistant
                                      Secretary

                              Wilmington Trust Company, as Delaware Trustee and SUBI Trustee



                              By: /s/ Jennifer A. Luce
                                 -----------------------------------------------
                                      Financial Services Officer